                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 27, 2001
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                     Cornerstone Internet Solutions Company
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             (Exact name of registrant as specified in its charter)

    Delaware                         1-13360                22-3272662
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(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)         Identification No.)

           500 Lanidex Plaza, 3rd Floor, Parsippany, New Jersey 07054
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                    (Address of principal executive offices)

Registrant's telephone number, including area code: (973) 503-5600

                                      N/A
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         (Former name or former address, if changed since last report.)

Item 5.  Bankruptcy or Receivership.
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            Cornerstone  Internet  Solutions Company announced today that it and its 38% owned  subsidiary  B2Bgalaxy.com,  Inc. filed voluntary  petitions under
Chapter 11 of the United States Bankruptcy Code.

                                    SIGNATURE
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CORNERSTONE INTERNET SOLUTIONS COMPANY

Dated: December 27, 2001                  By: /s/ Andrew Gyenes
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                                                 Name: Andrew Gyenes
                                                 Title: Chief Executive Officer